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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12, 2006

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                          TAL INTERNATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE               333-126317                  20-1796526
 (STATE OR OTHER JURISDICTION      (COMMISSION                (IRS EMPLOYER
        OF INCORPORATION)          FILE NUMBER)             IDENTIFICATION NO.)

                             100 MANHATTANVILLE ROAD
                          PURCHASE, NEW YORK 10577-2135
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                            TELEPHONE: (914) 251-9000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT ANY OF THE
FOLLOWING PROVISIONS:

[ ]  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES
     ACT (17 CFR 230.425)

[ ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE
     ACT (17 CFR 240.14A-12)

[ ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE
     EXCHANGE ACT (17 CFR 240.14D-2(B))

[ ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE
     EXCHANGE ACT (17 CFR 240.13E-4(C))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(d) Effective September 12, 2006, the Board of Directors of TAL International
Group, Inc. appointed Malcolm P. Baker to the Board of Directors of TAL
International Group, Inc. and of each of its US subsidiaries. Malcom P. Baker was also appointed to the Audit Committee of TAL International Group, Inc. where he will replace A. Richard Caputo, Jr. who resigned from the Audit Committee effective September 12, 2006. The Board of Directors also determined that
Malcolm P. Baker is an independent director under the rules of the New York
Stock Exchange and the Director Independence standards adopted by TAL
International Group, Inc. on October 11, 2005. Malcom P. Baker was granted
10,000 stock options on September 12, 2006.

     The Board of Directors approved an Indemnity Agreement with Malcolm P.
Baker identical to those previously entered into with the other directors of TAL
International Group, Inc. in the form of Exhibit 10.22 to TAL International
Group, Inc.'s Form 10-K filed on March 20, 2006.

     On September 18, 2006, TAL International Group, Inc. issued a press release announcing the appointment of Malcolm P. Baker. A copy of the press release is furnished with this report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C)  Exhibits

     99.1  Press release issued by TAL International Group, Inc. dated
           September 18, 2006.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TAL International Group, Inc.

Dated: September 18, 2006                   By:    /s/ Brian Sondey
                                               ------------------------------
                                                   Name: Brian Sondey
                                                  Title: President and CEO

                                INDEX TO EXHIBITS

EXHIBIT                                DESCRIPTION
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99.1       Press Release issued by TAL International Group, Inc. on
           September 18, 2006